Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

Harold G. Giomi certifies as follows:

1.               I am the Chief Executive Officer of The Bank Holdings.

2.               The Form 10-Q of The Bank Holdings for the Quarter Ended March 31, 2009 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and the information contained in the report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The Bank Holdings.

Date:	May 20, 2009	/s/ Harold G. Giomi
THE BANK HOLDINGS
Harold G. Giomi
Chairman & Chief Executive Officer